UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of Earliest event reported): August 7, 2006

                            EPOCH HOLDING CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                          1-9728                      20-1938886
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640 Fifth Avenue, 18th Floor, New York, NY                       10019
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Address of principal executive offices

Registrant's telephone number, including area code: 212-303-7200

                                      N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended too simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425]

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Election of Director.

On August 7, 2006, the Board of Directors of Epoch Holding Corporation ("Epoch" or the "Company"), as permitted by Epoch's By-laws, increased the size of the Board of Directors to seven members and, upon the unanimous recommendation and approval of Epoch's Nominating/Corporate Governance Committee, appointed Enrique
R. Arzac as a new director.

The Board of Directors has determined that Mr. Arzac is an independent and qualified director under the Nasdaq Capital Market rules and the Company's independence guidelines.

A copy of the press release announcing Mr. Arzac's appointment to the Board of Directors is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

      (a)   None

      (b)   None

      (c)   Exhibits:

        Exhibit No.              Description
        -----------              -----------
            99.1        Press release dated August 9, 2006

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  EPOCH HOLDING CORPORATION

                                                  /s/ Adam Borak
                                                  -----------------------
                                                  Name:  Adam Borak
                                                  Title: Chief Financial Officer

Date: August 9, 2006